UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 5, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting of the Central Vermont Public Service Corporation (the "Company") Board of Directors held on May 5, 2009, the Company's Board of Directors approved the structure, specific performance measures, and targets for the 2009-2011 Long-Term Incentive Plan ("LTIP") for executive officers, which delivers 100 percent of its value in performance shares.  Fifty percent of the performance shares are based on the Company's total shareholder return compared to all other publicly traded electric and combination utilities, and the other 50 percent of performance shares are based on the Company's three-year performance compared to predetermined  operational measures.  The operational measure selected for the 2009-2011 cycle is the restoration of the Company's corporate credit rating to investment grade status.  The payout targets remain the same as the 2008-2010 three-year cycle and are as follows: Chief Executive Officer $250k, Senior Vice President $90k and Vice President $60k.  Depending on performance, the payout potential is 0-1.5 times target with dividends invested over the three-year performance cycle.

A copy of the 2009-2011 Long-Term Incentive Plan is attached hereto as Exhibit A 10.18.

Item 8.01.	Other.

The Company’s 2009 Annual Meeting (the “Annual Meeting”) of Stockholders was held on May 5, 2009 in Rutland, Vermont.  Of the 11,610,905 shares of the Company’s Common Stock outstanding as of the close of business on the February 26, 2009 record date, 10,007,750 shares (86%) were represented in person or by proxy at the Annual Meeting.

The Company’s stockholders voted on four matters at the Annual Meeting as follows:

1) the election of four directors for a term of three years;
2) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountants for fiscal year ending December 31, 2009;
3) approval of amended Articles of Association and By-laws to decrease the maximum number of directors allowed on the board of directors to 13 from 21; and,
4) approval of amended Articles of Association and By-laws to provide for the annual election of directors.

Set forth below are the results of the votes taken at the Annual Meeting.

Item 1 required the affirmative vote of a plurality (nominees receiving the greatest number of votes will be elected at a meeting at which a quorum is present) of the votes cast by the shares entitled to vote.

1) Nominees for Director elected whose terms will expire in year 2012.
Name	Votes FOR	Votes WITHHELD
Robert L. Barnett	9,563,934	443,816
Robert G. Clarke	9,598,328	409,422
Mary Alice McKenzie	9,567,656	440,094
William R. Sayre	9,483,495	524,255

Item 2 required the affirmative vote of holders of a majority of the votes cast on the proposal in person or by proxy and entitled to vote at the Annual Meeting.

2) Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for fiscal year ending December 31, 2009.
FOR	AGAINST	ABSTAIN
9,884,528	81,444	41,778

Items 3 and 4 required the affirmative vote of at least 80% of the outstanding shares entitled to vote at the meeting.

3) Approval of Amended Articles of Association and By-laws to decrease the maximum number of directors allowed on the board of directors to 13 from 21 by the following vote:
FOR	%
9,887,854	85%

4) Approval of Amended Articles of Association and By-laws to provide for the annual election of directors.
FOR	%
7,596,555	65%

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
A 10.18	2009-2011 Long-Term Incentive Plan, Effective as of January 1, 2009.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	Joan F. Gamble Joan F. Gamble Vice President, Strategic Change and Business Services
May 11, 2009